LSEQ

Harbor Long-Short Equity ETF

Summary Prospectus – November 3, 2023
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated November 3, 2023, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	1.20%
Distribution and Service (12b-1) Fees	0.00%
Total Other Expenses	0.50%
Other Expenses[1],[2]	0.06%
Dividends and Interest on Short Sales[3]	0.44%
Total Annual Fund Operating Expenses	1.70%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including prime brokerage or similar services, interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2  “Other Expenses” are estimated for the current fiscal year. “Other Expenses” consist of interest expense paid on borrowing with respect to long positions, which result from the Fund’s use of alternative financing transactions, such as reverse repurchase agreements and borrowing on a line of credit. These expenses are not payable by the Advisor under the unitary fee arrangement.
3  ”Dividends and Interest on Short Sales” reflect interest expense and dividends paid on borrowed securities. Interest expenses result from the Fund’s use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. These expenses are not payable by the Advisor under the unitary fee arrangement. Any interest expense amount or dividends paid on securities sold short will vary based on the Fund’s use of those investments.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
Cost	$173	$536
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund had not commenced operations as of the date of this Prospectus and no portfolio turnover rate existed at the time of this publication.
Principal Investment Strategy
Under normal market circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in long and short positions in equity securities. The Fund seeks to achieve its investment objective by establishing long and/or short positions in equity securities. Under normal circumstances, the Fund will generally have net exposure ranging from 40% to 60% long but the Fund’s net exposure at times may be up to 150% long. The Fund’s net exposure at any time is the total of the Fund’s percentage long holdings (including leverage) less the percentage of its short holdings.
The Fund invests primarily in the common stocks of U.S.-listed large cap and mid cap companies. The Fund defines large cap and mid cap companies as those with market capitalizations that fall within the range of the Russell 1000® Index (the “Index”). As of September 30, 2023, that range was $1.04 billion to $2.67 trillion, but it is expected to change frequently. The Fund may also invest in U.S. Treasury bills and derivatives, including listed and over-the-counter options. The Fund may invest up to 15% of its total assets in the securities of U.S. listed foreign issuers of large cap and mid cap companies. The Fund may utilize leverage for investment purposes, including through the use of reverse repurchase agreements and borrowings from a line of credit.
To seek to achieve the Fund’s investment objective, Disciplined Alpha LLC (“Disciplined Alpha” or the “Subadvisor”), the Fund’s subadvisor, utilizes a disciplined quantitative process. The distinct features are highlighted in the bullets below and discussed in more detail in the narrative that follows:
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A proprietary macroeconomic regime model is utilized to determine the gross and net exposure as well as value, neutral, or momentum factor weights;
◾
A focus on the industry groups that, in the Subadvisor’s view, have the most significant alpha opportunities;
◾
With respect to the long model, within each group, proprietary stock selection factors determined based upon conversations with company management and third-party fundamental analysts; and
◾
A separate short model for the short side of the Fund’s portfolio.
Macroeconomic Regime Model. The Subadvisor’s proprietary macroeconomic regime model designates three regimes - value, neutral, and momentum - based on the Subadvisor’s analysis of

Summary Prospectus
Harbor Long-Short Equity ETF

macroeconomic data that is consistent, in the Subadvisor’s view, with market participants’ willingness to accept less, average, or more risk in their portfolios. This macroeconomic data includes but is not limited to data on banks, employment, housing, industrial production, and securities markets. The Subadvisor uses this macroeconomic data to determine the weights of various stock selection factors and gross and net exposures for the Fund. In periods when its analysis of macroeconomic data suggests to the Subadvisor that market participants may be willing to accept more risk, the Subadvisor will seek to enter a momentum regime, whereas in periods when the data suggests market participants may be willing to accept less risk, the Subadvisor will seek to enter a value regime.
Industry Group Focus. It is the Subadvisor’s view, that the opportunity for positive returns for active management are not equal among industry groups. For this reason, the Subadvisor will focus on those industry groups that, in its view, have the greatest potential to add value through the stock selection process over time by starting with the Index and further narrowing that universe by focusing on industry groups exhibiting the highest dispersion in returns over time. The Subadvisor’s investment focus on industry group is limited to the Fund’s fundamental policy not to concentrate in a particular industry.
Long Model. In investing in long positions in equity securities of companies, the Subadvisor utilizes a multifactor model to identify the stocks that are likely to deliver the best upside returns. These factors fall into the broad groups of valuation, quality, profitability, and momentum, and are determined based on the Subadvisor’s experience and conversations with company management and third-party fundamental analysts and are specific to each industry group. The Subadvisor will vary the weights to the factor groups depending on the regime in place at the time, as determined by the Subadvisor (for example, the value factor weights having greater emphasis in value regimes).
Short Model. The Subadvisor will identify equity securities of companies that it believes will underperform using a separate short model that analyzes several factors, such as value, quality, profitability, and momentum that the Subadvisor believes will be more effective for this purpose. The Subadvisor will sell these stocks short on behalf of the Fund. When the Fund shorts securities of a company, it borrows shares of that company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. Short sales are considered speculative transactions and a form of leverage.
The Fund maintains long and short exposures in order to seek to neutralize downside tail risk (i.e., the probability that the asset performs far below its average past performance) as reflected by the Sortino ratio, which is a measure of an investment’s risk that differentiates harmful volatility from total overall volatility.
The Subadvisor may sell a security if the security reaches or falls below a predetermined price target, a change in the company’s fundamentals negatively impacts the Subadvisor’s investment thesis, or the Subadvisor identifies what it believes to be a more attractive investment opportunity.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first eight risks) include:
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Short Sales Risk: If the price of securities sold short increases, the Fund would be required to pay more to replace the borrowed securities than the Fund received on the sale of the securities. Because there is theoretically no limit to the amount of the increase in price of the borrowed securities, the Fund’s risk of loss on a short sale is potentially unlimited if the Fund misperceived or misjudged the relevant securities’ value. Short sales involve what is referred to as counterparty risk or the risk that a loss may be sustained as a result of the failure or inability of the broker-dealer through which the Fund made the short sale (the “counterparty”) to comply with the terms of the contract.
Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of

Summary Prospectus
Harbor Long-Short Equity ETF

securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadvisor which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Foreign market trading hours and holiday schedules may limit the Fund’s ability to buy and sell securities. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
Industry Group Focus Risk: Because the Fund may, from time to time, be more heavily invested in particular industry groups, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those industry groups. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a registered fund that invests in a broader range of industry groups.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Leveraging Risk: The Fund’s use of certain investments, such as derivative instruments, including short sales, or reverse repurchase agreements, and certain other transactions, such as securities purchased on a when-issued, delayed delivery or forward commitment basis, buy backs and dollar rolls, can give rise to leverage within the Fund’s portfolio, which could cause the Fund’s returns to be more volatile than if leverage had not been used.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadvisor

Summary Prospectus
Harbor Long-Short Equity ETF

and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The performance shown in the bar chart and performance table for the years prior to 2023 is that of another investment vehicle, the “Disciplined Alpha Onshore Fund LP”, a Delaware limited partnership, and reflects all fees and expenses, including a performance fee, incurred by the predecessor fund. The performance information has not been adjusted to reflect Fund expenses. The Disciplined Alpha Onshore Fund LP was reorganized into the Fund on December 1, 2023. Disciplined Alpha LLC (“Disciplined Alpha”) served as the general partner and investment manager to the Disciplined Alpha Onshore Fund LP, which commenced operations on January 1, 2015 and, since that time, implemented its investment strategy indirectly through its investment in a master fund, which had the same general partner, investment manager, investment policies, objectives, guidelines and restrictions as the Disciplined Alpha Onshore Fund LP.
Regardless of whether the Disciplined Alpha Onshore Fund LP operated as a stand-alone fund or invested indirectly through a master fund, Disciplined Alpha managed the Disciplined Alpha Onshore Fund LP assets using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. The Disciplined Alpha Onshore Fund LP performance information in the bar chart and table has not been adjusted to reflect the Fund’s expenses. However, the Disciplined Alpha Onshore Fund LP was not a registered fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Disciplined Alpha Onshore Fund LP’s performance may have been lower. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
After-tax returns cannot be calculated for periods before the Fund’s registration as a exchange-traded fund and they are, therefore, unavailable.

Calendar Year Total Returns

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	12.29%	Q4 2021
Worst Quarter	-8.93%	Q1 2020
Year-to-date returns as of September 30, 2023: -23.06%

Average Annual Total Returns — As of December 31, 2022

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Long-Short Equity ETF
Before Taxes	5.28%	9.32%	N/A	7.50%	01/01/2015
Comparative Index (reflects no deduction for fees, expenses or taxes)
HFRX Equity Hedge Index	-3.20%	2.63%	N/A	2.56%
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Disciplined Alpha has subadvised the Fund since 2023.

Portfolio Manager
The  portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
Kevin Shea, CFA Disciplined Alpha LLC
Mr. Shea is the Chief Executive Office and Portfolio Manager of Disciplined Alpha and has managed the Fund since 2023.

Summary Prospectus
Harbor Long-Short Equity ETF

Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
Harbor Long-Short Equity ETF
November 3, 2023
Exchange	Ticker

NYSE Arca, Inc.	LSEQ

ETF.SP.LSEQ.1123
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302